Section 1350 Certifications

CERTIFICATE OF CHIEF EXECUTIVE OFFICER & CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Jerry Dibble, a Director and President, who also performs the function of Chief Executive Officer and Chief Financial Officer of Capital Mineral Investors, Inc. (the “Registrant”), certify that the annual report on Form 10-KSB (the "Report") for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission on the date hereof:

(i)	fully complies with the requirements of Section 13a or 15d of the Securities Exchange Act of 1934, as amended, and

(ii)	the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ “Jerry Dibble”
Jerry Dibble
Director, President, Chief Executive Officer, Chief Financial Officer
Principal Accounting Officer
August 13, 2008

A signed original of this written statement required by Section 906 of Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.